UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14A-101)

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check appropriate box:
|_|        Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|        Definitive Proxy Statement
|_|        Definitive Additional Materials
|X|        Soliciting Material under Rule 14a-12

                     AMERICAN MEDICAL SECURITY GROUP, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

|_|     Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                               Filed by: American Medical Security Group, Inc.
                                                       Pursuant to Rule 14a-12
                                     under the Securities Exchange Act of 1934

                        Subject Company: American Medical Security Group, Inc.
                                                   Commission File No. 1-13154




























Samuel V. Miller, Chairman of the Board of Directors, President and Chief Executive Officer of American Medical Security Group, Inc., Howard G. Phanstiel, Chairman of the Board of Directors and Chief Executive Officer of PacifiCare Health Systems, Inc. ("PacifiCare"), and Gregory W. Scott, Executive Vice President, Chief Financial Officer of PacifiCare, discussed the strategic and financial aspects of the merger of the companies in a public conference call at 9:00 a.m., Eastern Daylight Time, on Wednesday, September 15, 2004, the content of which discussion was transcribed and is hereby incorporated by reference into this filing.

                                                              Final Transcript


   Thomson StreetEvents sm


   Conference Call Transcript

   PHS - PacifiCare Health Systems Signs Definitive Agreement to Acquire American Medical Security Group, Inc.

   Event Date/Time: Sep. 15. 2004 / 9:00AM ET
   Event Duration: 1 hr 5 min

Thomson StreetEvents  streetevents@thomson.com 617.603.7900 www.streetevents.com

(c)2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.
-------------------------------------------------------------------------------

CORPORATE PARTICIPANTS

 Dan Yarbrough
 PacifiCare Health Systems - IR

 Howie Phanstiel
 PacifiCare Health Systems - Chairman and CEO

 Sam Miller
 American Medical Security Group - President and CEO

 Greg Scott
 PacifiCare Health Systems - EVP and CFO



CONFERENCE CALL PARTICIPANTS

 Josh Raskin
 Lehman Brothers - Analyst

 Bill McKeever
 UBS Warburg - Analyst

 Sheryl Skolnick
 Fulcrum Global Partners - Analyst

 John Szabo
 CIBC World Markets - Analyst

 Christine Arnold
 Morgan Stanley - Analyst

 John Rex
 Bear Stearns - Analyst

 Eric Veiel
 Wachovia Securities - Analyst

 Matthew Borsch
 Goldman Sachs - Analyst

 Steven Wall
 Smith Barney - Analyst

 Ed Kroll
 SG Cowen - Analyst

 Scott Fidel
 JP Morgan - Analyst

PRESENTATION



-------------------------------------------------------------------------------
Operator


 Welcome to the PacifiCare and American Medical Securities Group conference call. (OPERATOR INSTRUCTIONS) This call is being recorded. If there are any objections, you may disconnect at this time. I will now turn the call over to Dan Yarbrough, Director of Investor Relations. You may begin.


-------------------------------------------------------------------------------
 Dan Yarbrough  - PacifiCare Health Systems - IR


 Thank you, operator, and good morning, everyone. Thank you for joining us today as we discuss PacifiCare Health Systems' acquisition of American Medical Security Group. During this call statements, including those made by Howard Phanstiel, Samuel Miller, and Greg Scott, that are not historical facts are forward-looking statements within the meaning of the federal securities laws and may involve a number of risks and uncertainties.

Such forward-looking statements include, but are not limited to, the Company's ability to execute growth strategies, the perceived benefits of the acquisition, the ability to diversify PacifiCare's business, the expectations about the timing and receipt of regulatory and shareholder approvals, statements regarding plans, objectives, and expectations with respect to future operations, products, and services, and future performance and net income guidance for PacifiCare for 2005.

These risks and uncertainties include, but are not limited to, those found in documents filed by PacifiCare and AMS, respectively, with the Securities and Exchange Commission, the ability to implement certain growth or diversification strategies, our ability to consummate the merger, the ability to obtain the expected operating efficiencies in the merger within the expected time frame and to integrate successfully into its operations, risks that such integration may be more difficult or costly than expected, that revenue following the transaction and other actual results associated with the acquisition of AMS could differ from the perceived benefits, customer loss and business disruption may be greater than expected in the transaction, and required regulatory approval for the transaction may not be obtained on a timely basis or may be subject to certain conditions.

PacifiCare Health Systems and American Medical Security Group and their respective officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of American Medical Security Group Inc., with respect to the transactions contemplated by the merger agreement between PacifiCare and American Medical Security Group. Information regarding the Company's officers and directors is included in their respective definitive proxy statements for their 2004 annual meetings of stockholders filed with the Securities and Exchange Commission in April 2004. These documents are available free of charge at the Securities and Exchange Commission website at www.SEC.gov, from PacifiCare at PacifiCare.com, and from AMS at eAMS.com.

Investors and security holders may obtain more detailed information about who may be deemed participants in the solicitation of proxies by reading the AMS proxy statement when it becomes available. Furthermore, investors and security holders of American Medical Security Group are urged to read American Medical Security Group's proxy statement regarding the proposed merger when it becomes available. It will contain important information about the merger and the transactions contemplated by the merger agreement.

Investors and security holders of American Medical Security Group may obtain a free copy of AMS's proxy statement when it is available and other documents filed with the SEC at the Commission's website at www.SEC.gov. American Medical Security Group's proxy statement and these other documents may also be obtained for free from AMS's website at eAMS.com. Now, I would like to turn the call over to PacifiCare's Chairman and CEO, Howie Phanstiel.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Thank you, Dan, and good morning, everybody. Earlier today we announced that PacifiCare Health Systems and American Medical Security Group, or AMS, have signed a definitive merger agreement whereby PacifiCare will acquire all of the outstanding shares of common stock of AMS through a cash merger, which will result in AMS becoming a wholly-owned subsidiary of PacifiCare.

Joining me on the call is Sam Miller, the Chairman, President, and CEO of American Medical Security Group, along with Greg Scott, PacifiCare's Chief Financial Officer, who will provide some details about the structure and financing of the deal.

In recent quarters, PacifiCare has reemerged as a growth company whose long-term vision is to expand from a traditional HMO to a full-service managed care company, with PPO, ASO, and specialty product capabilities; and then to evolve to become a leading consumer health organization.

As we pursued a product leadership strategy, we have recently developed the full gamut of exciting new consumer line health plan offerings. They range from low-cost to high-cost benefit options, and include both HMO and PPO plans. The introduction of these products has facilitated PacifiCare's reentry into the individual and small group marketplace where we believe the lion's share of U.S. employment growth will occur in the foreseeable future. We also believe that within these segments PacifiCare can best leverage its new brand image that is based on genuine concern for the health and well-being of individuals, backed up by real action.

We have had great success of the last year in the execution of this commercial strategy. Recall that, while starting from a relatively small base, our individual and small group business has been growing by over 100 percent year-over-year for the last several quarters. Our current individual and small group membership is approximately 440,000.

PacifiCare has become among the industry leaders in achieving 5 percent growth in its commercial business in 2004 year-over-year with virtually all of the growth being generated in the full-risk PPO segment. Our new industry-leading self-directed health plan called Signature Freedom has generated about 68,000 new members through August of 2004 and is our fastest-growing product. Over 90 percent of these members are new to PacifiCare and are either individuals or people who work for small group employers.

AMS shares our commitment to customer service and product innovation and brings to PacifiCare 314,000 commercial PPO members; 218,000 dental members; and 130,000 group life members. AMS distributes its products through an independent network of the 32,000 agents in 33 states and the District of Columbia. The Company has a history of innovation in developing new products and expanded services that will help us to further grow our commercial membership, including 24 by 7 customer service hours, health savings accounts or HSAs, low-cost high deductible individual health plans, and group life products. AMS's operations, headquartered in Green Bay, Wisconsin, provide an excellent base for servicing the future growth of our individual and small group products.

The acquisition of AMS grows our commercial membership by approximately 13 percent and reduces our Medicare+Choice percentage of total gross margin from 37 percent to 33 percent on a pro forma basis for 2004. The deal is immediately accretive to earnings, with the opportunity to further enhance earnings as we capitalize on the synergy opportunities that Greg Scott will discuss. Importantly, it will give us an efficient, scalable service platform that will make our future growth in the individual and the small group markets more profitable.

AMS will maintain its operations in Green Bay, Wisconsin, and we're delighted that Sam will continue to lead the very capable AMS management team as well as join PacifiCare's management team in a senior role. It is my pleasure to introduce Sam.


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Thank you, Howie. It is a pleasure for me to be here this morning and take part in this announcement. This is a major step forward in the evolution of American Medical Security. The AMS Board and I are confident that we have secured a fair level of consideration for our shareholders. At the same time, by joining forces with PacifiCare, we have secured a very bright future for our customers, agents, and employees.

Howie and I have spent a considerable amount of time discussing strategies to expand our combined presence in the small group and individual market segments. We have determined that our Companies share a very similar view in our commitment to serving those customers and common values around customer service and product excellence. I am excited about the opportunity my management team and I will have in assisting our combined organizations to become a national leader in these businesses going forward.

As for our agents, it is clear that PacifiCare management values the distribution capabilities we have successfully built at AMS, and the intent is to strengthen these agent relationships going forward with additional products that can enhance our combined success.

Finally, for our employees, Howie has noted that our operations in Green Bay represent an excellent platform for growth, and I agree with that assessment. We are proud of the capabilities we have built as an independent Company; and I am confident that all of our AMS employees can be excited about the possibilities presented by this combination and excited about the value it can bring to PacifiCare. Now I would like to hand the call over to Greg Scott.


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 Thank you, Sam, and good morning. I think first of all, this is an extremely straightforward deal. We will be paying $32.75 per share in cash for all outstanding AMS shares, which represents a total equity value of $502 million.

The financing for the transaction has been arranged through a $750 million bank commitment, which as we noted in the press release will also permit us to refinance the roughly $150 million term loan we currently have outstanding, as well as roughly $30 million of outstanding AMS debt. We will also in this transaction be increasing the size of our unutilized revolving credit facility from $150 million to $200 million.

Immediately after giving effect to the transaction, PacifiCare's debt-to-capitalization ratio will temporarily increase to a level slightly in excess of 30 percent. We believe this is still a very conservative balance sheet position, given the industry peer group comparisons and the cash flow characteristics of our business.

As noted in the press release, assuming that the transaction closes in early 2005, we expect the deal to be immediately accretive to PacifiCare earnings; and therefore we have raised our net income guidance for next year to a range of $360 to $375 million from our previous guidance of $350 to $360 million.

This is, as Howie noted, the acquisition of a significant growth platform for PacifiCare. The management and people resources that come to our company in the transaction will be valuable to the execution of our individual and small group market segment growth strategies. As such this is not a synergy-driven deal in terms of headcount reductions or administrative cost leveraging.

Having said that, through our detailed due diligence efforts, we have identified more than $20 million in annual synergies, many of which come from areas such as provider contracting and pharmaceutical cost management as well as the elimination of certain corporate redundancies including public company costs.

At this point, we expect the vast majority of these synergies will inure to the benefit of our customers as we endeavor to make our small group and individual products more affordable. While a portion of these synergies may indeed hit our bottom line, you'll note that we have incorporated very little into our projections, given the new guidance I mentioned earlier.

Now a word about the purchase price. At $32.75 we view this as a fairly priced transaction, at 16 times current year earnings. However, a key consideration in our analysis is that by our estimate AMS has more than $100 million in excess cash. This is equivalent to a little bit better than $6.50 per share. So adjusting the purchase price for the excess cash results in a valuation multiple of approximately 11.9 times current year earnings.

So to sum up, we believe that we have added a very strategic new commercial growth platform to PacifiCare at a reasonable price in a fully financed transaction, with what we believe are very conservative assumptions will be accretive for PacifiCare shareholders in the first year of operation. Howie?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Thank you Greg and Sam. Operator, we are now open for questions.

QUESTION AND ANSWER


-------------------------------------------------------------------------------


Operator


 (OPERATOR INSTRUCTIONS) (OPERATOR INSTRUCTIONS) Josh Raskin, Lehman Brothers.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 A couple of questions. First one in terms of the potential around both the HSA product line as well as the upcoming changes in the Medicare legislation around the regional PPO structure. I was wondering, Howie or Sam, if you could help address where you think the real opportunities for the HSA are now as a combined company?

And then also, how does this change your thoughts about the number of regions that you're looking for from the Medicare PPO program?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Good question, Josh. I think on the HSAs, in a recent investor presentation, I did a relatively thorough comparison of the HSAs to our self-directed health product. While I think under today's laws I like the opportunity to grow the Signature Freedom plan a little bit better than HSAs, I also indicated that within the next year I expected PacifiCare to develop the capability to offer HSAs.

You may recall in the President's speech there is more legislation that will be proposed, if in fact the President wins a second term, on the HSA side. So we want to have this program available to us to provide our customers with choice.

I don't think that the merger would necessarily change our view of whether it is best for the government to pursue regional versus statewide PPO regions. I think because the fundamental challenge is not lack of providers, but the structural design of the PPO program, in the context of offering one flat rate across a broad region that might encompass rural and urban areas, given the very vast variation in health care provider costs.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 So you would say on the PPO you would still prefer a larger number of regions because of the (multiple speakers)?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 One other answer to the last point of your question was that I do believe that working with our agent partners there will be opportunities for us to increase the distribution of all of our senior products -- including Medi Supp as well as Medicare+Choice in service areas where we choose to provide that program -- to offer that through the agent network. And we are excited about that top-line opportunity.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 Just a question for Sam related to that; in terms of your distribution channel. Are these brokers that are able to sell the Medicare product? Do they have any familiarity through other companies and licensure?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Sure; we have a 32,000 license agent network. Clearly there is a large subset of that that sell Medicare Supplement today. Some of them probably sell Medicare risk as well. We will certainly look at the opportunities to leverage that distribution.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 Okay. Just in terms of regulatory approval, you mentioned Wisconsin and Georgia specifically in the release. Any potential impact, for example, California? Do they even weigh in on this, the Department of Insurance?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 No, we don't believe, Josh, that we need to petition the California DOI to consummate this transaction. It is just Wisconsin and Georgia.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 Last question. Were there other bidders involved in the process?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 When our proxy becomes available, which we hope will be fairly soon, you'll see that we have exercised our full fiduciary responsibility in this transaction.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 Okay; you don't want to comment any further until the proxy?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 No.


-------------------------------------------------------------------------------
 Josh Raskin  - Lehman Brothers - Analyst


 Thanks, guys, and congrats.


-------------------------------------------------------------------------------
Operator


 Bill McKeever, UBS.


-------------------------------------------------------------------------------
 Bill McKeever  - UBS Warburg - Analyst


 I was wondering if you could give us a little background as to how this came about; when you started talking to each other; and what made this merger happen?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think what I would say, Bill, is that we have been for some period of time indicating that our top priority of the Company is to generate profitable commercial growth. That hasn't changed. We have been strategically talking about growing the individual and small group segment because we felt, for a variety of reasons, PacifiCare should be well positioned with the kind of products that we offer and with our new brand to do well.

You have heard me mention on the calls that 18 months ago we set up a corporate development department; and that we have been active; and that our priorities included building the distribution capability of the Company. Other than that, I think at this point, I will save the rest of detail for the proxy. Suffice it to say I have gotten to know Sam pretty well in the most recent period, and I am very excited about working with him and his team going forward.


-------------------------------------------------------------------------------
 Bill McKeever  - UBS Warburg - Analyst


 Okay. A follow-up question I have is the geographic overlap that you have with AMZ. Could you maybe go over that? Where there might be -- I know you mentioned this is not a cost synergy -- but there might be some areas where there are some costs? And in those areas where there is no overlap at all, how are you going to kick off the merger? How is that going to work?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 We have obviously taken a good look at the AMS membership and its geographic positioning. And as one of the good news items in the transaction, is about 23 percent of AMS's membership and premium is derived from states that we would consider sort of our core managed care states. So, there is some good overlap there, which we would expect to take some advantage of, in terms of some of the synergies I noted before.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Bill, we've also mentioned that we view this as a platform for future growth in individual and small group. I believe that over time -- it won't be necessarily immediately -- but over time, we will be able to continue to grow the business in all the states, even where there isn't overlap, including increasing the distribution of some of our (PacifiCare's) consumer-friendly products.

Over time, as the volume of business grows in the non PacifiCare states, we will be in an increasingly better position to strengthen or build new proprietary networks.


-------------------------------------------------------------------------------
 Bill McKeever  - UBS Warburg - Analyst


 Great, thanks very much.


-------------------------------------------------------------------------------
Operator


 Sheryl Skolnick, Fulcrum Global Partners.


-------------------------------------------------------------------------------
 Sheryl Skolnick  - Fulcrum Global Partners - Analyst


 Good morning. Sam, I can't resist; I'm glad to hear you sounding so well and feeling so much better. Congratulations to everybody. I have to say, knowing AMZ as well as I do or I would like to think I do, this makes -- the deal seems to makes an awful lot of sense. I guess a couple of questions first on the deal itself. Am I correct in understanding that you need both AMZ and PHS shareholders to vote on the transaction?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 No, it would just be AMZ shareholders that need to vote on the transaction.


-------------------------------------------------------------------------------
 Sheryl Skolnick  - Fulcrum Global Partners - Analyst


 Excellent. The second question is, does the merger document itself include a material adverse event clause? And if so what would be the sensitivity of that?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think the merger document, which we're not going to comment on in detail, has what I would consider to be very normal standard protections for both sides in terms of the way we have cobbled the deal together. So I think you would see it as a very standard merger document.


-------------------------------------------------------------------------------
 Sheryl Skolnick  - Fulcrum Global Partners - Analyst


 Is it contemplated that AMZ will actually report their September quarter results?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Yes.


-------------------------------------------------------------------------------
 Sheryl Skolnick  - Fulcrum Global Partners - Analyst


 You mentioned that AMZ has an overlap with you of 23 percent of its members and premiums in states in which you currently operate PacifiCare products and infrastructure. So, I guess by subtracting that means you have got roughly 77 percent -- if I did the math correctly -- of states that are fertile ground for PacifiCare and would be accretive.

Included in that if I am not mistaken is California. I was wondering if you could talk about the California opportunity, whether PacifiCare feels that AMZ brings additional product and expertise that can be marketed in California? Or is it places that PacifiCare is currently not in, that AMZ currently is in, where the biggest opportunity is?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think it is hard to weight the two and come out with a winner here, Sheryl. I am excited about the ASA product -- the HSA product that AMS has and that is something that we would explore relatively quickly in terms of the feasibility of introducing it and making it available in California.

I think over the fullness of time, as I said before, in the states where there is not overlap today, there will be opportunities to grow business together, leveraging AMS as a platform. I think over the next couple of years there will be some acquisition opportunities of other companies in the individual and small group space.

As we stack up those types of transactions, they will give us increasing contract negotiation leverage. Really our goal here is to build a leading national individual and small group company as a result. But this is the first and most important step. We have got to do it right. And I think there will be opportunities both within the core states including California on a product basis; and then on a distribution basis, outside of our 8 states through AMS's network.


-------------------------------------------------------------------------------
 Sheryl Skolnick  - Fulcrum Global Partners - Analyst


 Okay, excellent. Just one final question. On the Florida situations that AMZ has dealt with, can you give us any update on either the hurricane or the legal action?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 On the hurricane, obviously we will have probably a slight downtick as everybody headed for cover for a while. But a good chunk of our Florida distribution comes out of our national marketing agreement with our current distribution force. It doesn't look like that business is going to be off that much at all. So, at this point at least I don't see a major change in business in Florida as far as the hurricane.

The second on the lawsuit, there is nothing to update you on from our last conference call.


-------------------------------------------------------------------------------
 Sheryl Skolnick  - Fulcrum Global Partners - Analyst


 Excellent. Again congratulations to everybody. It makes an awful lot of sense. Thanks.


-------------------------------------------------------------------------------
Operator


 John Szabo of CIBC World Markets.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


Good morning. I had a few questions. I guess for you, Howie, on the Medicare product, how quickly do you think you could ramp that product into the AMZ markets, and into the AMZ distribution force? Are you going to have to go out and actually identify specific markets and then enter into capitated agreements? How do you kind of see that evolving post deal?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Let's talk about -- I assume you're talking about what we used to call Medicare+Choice, and now under the new law, the local Medicare Advantage plans. As you know, we only offer those plans in our 8 core western states. Obviously, we will be exploring the mechanisms by which to extend that. We have independent broker relationships in those states. The mechanisms by which those brokers could become a appropriately appointed by the PacifiCare legal entities that offer M+C, there is a training process that you need to go through as well as certification of the ability to present these products. Bear in mind M+C has to be sold under slightly more rigorous and different regulations and processes than other healthcare products.

And then, to the extent that any of these agents or brokers would like to distribute marketing brochures or materials to prospective clients, which from my point of view actually makes a lot of sense because they can show the potential beneficiaries the difference between a Medigap policy which we would offer as well as Medicare+Choice. Because when you put the two together, the economics are pretty compelling for M+C. But to get those marketing materials and so forth out there, they must first be approved, each and every one, by CMS.

So, I think you are looking at lead times of 3 to 6 months, from the point in time that you first talk about appointing a broker till you begin to see the first sales from the products.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Okay, to me that seems like it would be fairly straightforward and I can see how you --.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 It's a straightforward process, but it is more -- there's a lot of the more heavy lifting, just grinding it out, than one would think. Should PacifiCare decide to pursue a role as a Part D drug administrator, which we have not yet determined -- but we will be making that decision obviously before June of '05 when bids are due -- to the extent that our participation in Part D regions extends beyond the scope of our 8 states, it might in fact encompass any of the 33 states plus District of Columbia that AMS operates in.

That also would present a very exciting opportunity for us and, at this point, I think a more likely opportunity, probabilistically, than selling PPO products outside our core 8 states.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Okay, I guess just to go back to this, I could see how it's a fairly leverageable distribution network; and that it is a big opportunity for you. I guess the bigger question is how do you get the provider contracts in order? As I understand it, AMZ uses primarily rented networks.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Yes.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Is that going to be the bigger hurdle to expanding that Medicare product into the AMZ markets?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 First of all you won't need provider networks to offer Part D. As I said, at this point, we don't have any plans to expand the Medicare risk HMO product beyond the 8 states. I think if we pursued the Medicare PPO, it would be selectively and probably done principally under a 50-state region scenario. I am not so sure, John, I understand that part of your question.

A more relevant question is AMZ today in its core commercial business uses rental networks. You may recall that until fairly recently PacifiCare also used a major rental network. It's a company that AMS has also worked with. In the last year and a half to 2 years, we have built a proprietary network and have replaced in most of our states the rental network for the PPO.

So, PacifiCare has real hands-on experience, dirt under the fingernails, in terms of converting from a rental network to a proprietary network. And since we used some of the same rental networks as AMS, I think it would be a process that would be similar by which we would convert over the PacifiCare contracts, where they are preferable to the rental network and where they exist.

Our PPO contracts do have provisions that allow us to transfer business in the event of acquisitions.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Okay, great. Just if I could follow up on some of the comments regarding the growth in that commercial business. You know, if you look at AMZ over the last year or 2, one of the issues has been a bit of a decline in the membership.

What makes you confident that you're going to be able to turn that around? Is it going to be the introduction of some of the very successful products you have sold? Or is it going to be maybe some synergies in overlap markets? What does a combined AMZ-PacifiCare offer specifically that is going to turn that around?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 If you look, a careful review of the AMZ membership situation, first of all, suggests that the individual business has been growing very rapidly. I think that is manifested in their superior medical loss ratios of about 67 percent.

They have made some decisions to exit some geographies in the small group segment, where the competitive or regulatory environment suggests that is not the best place to put their capital for growth. I think I would have made the same decision or concurred with those assessments.

I think what is exciting about the transaction is at a minimum, at a minimum, certainly in the states where there is 26 percent overlap, AMZ will be able to benefit from lower healthcare cost delivery system provided by PacifiCare, which as soon as we can get the contracts converted on the systems platform will allow them to be more competitively priced in the small group segment. Sam, would you like to elaborate on that a little bit?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Sure. As Howie said, we've seen our individual medical business grow quarter on quarter here for the last 3 or 4 quarters. We continue to think of our individual medical business as our growth engine. You know, we had an inflection point at the end of last year, and we think that our membership losses is pretty much behind us. But it's predominately in the group area.

We think the states where we have overlap states, like Texas and Arizona and Nevada and Oklahoma, the cost of care benefits that we will get from the PacifiCare networks are going to be very helpful in our small group and individual business. So, we are pretty bullish on that.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Sam, is Texas the biggest of that 23 percent?


-------------------------------------------------------------------------------
Sam Miller  - American Medical Security Group - President and CEO


 Yes.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 If you actually look at it within Texas, are there overlapping markets within? For example it is not a situation of you guys are in San Antonio, and they are more in Houston?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 I think our business is predominantly in places where PacifiCare has networks.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Okay, one last question then I will get back in the queue. Greg, you mention 100 million in excess cash. How do you envision PacifiCare harvesting that cash?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 That is a good question, John. I think at this point, we look at it as a terrific asset. As we have indicated, this is a growth platform, and fortunately this is a Company that comes fully equipped with a lot of growth capital. So we would either expect to grow into that capital base in the near future by expanding business, or seek to get access to that cash in another manner. So it is open right now, but certainly provides a great asset for growth.


-------------------------------------------------------------------------------
 John Szabo  - CIBC World Markets - Analyst


 Great, thanks. Congratulations.


-------------------------------------------------------------------------------
Operator


 Christine Arnold, Morgan Stanley.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Good morning. You suggested that this acquisition might be the beginning of a series of acquisitions, saying that over the next couple of years you may look at other small group and individual companies. Could you expand on that?

Do you feel that in areas where there isn't overlap you need more critical mass? Over what time period do you think you might feel ready to make other acquisitions?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Well, I think if and when we have an acquisition ready to go, we will let you know. I don't think we have a specific timetable, Christine, for those kinds of things. I think you have to get the sun, the moon, and the stars all lined the right way, where you have willing buyers and sellers together.

But I just want to reiterate that I think that PacifiCare intends and would like to continue to grow the individual and small group business. We think that is where the growth in our country in terms of employment will occur.

I think when you look at the thrust of changing regulations and laws, some of which are encouraging either individuals or small businesses to band together and form purchasing coalitions, and the increasing movement towards consumer-directed healthcare, where I think increasingly -- certainly in the individual side -- individuals are making the decisions, not sophisticated HR benefit managers. That is a good place for us to be.

So, I would take my time frame as looking out over a 3 or 4-year period without any specific acquisition milestones that we feel we need to achieve in order to make this deal go. This deal goes if it works on a stand-alone basis; day one, accretive to earnings. And I think we can proceed at a pace that we're comfortable with here as we move through the integration process.

I would also say the integration challenges are relatively minimal. We're not going to be converting AMS service platforms to PacifiCare. I think as we move forward PacifiCare will be able to write some paper on the AMS platform. But the synergies we have programmed, Christine, are all your traditional low-hanging fruit.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Could you quantify some of those synergies for us?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 (multiple speakers) As I said, Christine, we have looked through it and come up with about $20 million in synergies. But as you can see from the guidance, we are expensing, as Sam indicated, many of those synergies to go toward more affordable products for AMZ customers as we go forward, to make our offerings more compelling and to grow this business in the manner that Howie has been talking about. So, there are some minor achievable synergies in terms of corporate overhead that we will go after right away.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 How much is that worth?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 I think we pegged it in the neighborhood of $ 4 to $5 million.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Okay; so $20 million in total synergies over what time period?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 We think they're achievable relatively quickly. So I would say over 12 to 18 months we ought to be able to achieve these kinds of synergies.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 When you say it is going to go towards more affordable healthcare, does that mean we should not be building that into the pro forma numbers? It will lower premiums?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 It means that we will have to come out with more detailed guidance, once we have an opportunity to do that, about our growth expectations and how those growth expectations add to the bottom line, as opposed to just having the synergies flow directly to the bottom line in the 12 to 18-month period.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 How much HSA membership does AMZ have?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 I don't have an exact count. We launched our product in late January. My guess is its last number was probably around 15 percent of our new sales on the individual side.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 So, is that 10,000, 20,000, 30,000 members?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 I don't recall right off the top of my head. It hasn't gotten big enough to really start counting it yet.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Okay. Could you give me an education about what the recent pricing and cost trends have looked like at AMZ? I'm just not up to speed on that Company.


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 We always kind of measure our cost trends different than everyone else. But if you take it as a relative matter, we think claims cost trends are running somewhere between 14 and 14.5 percent a year and our loss ratio -- and if you look at our Company, we put a financial supplemental out. You will see that we break down per member per month premium claims. So if you would like a copy of that financial summary, you can contact us or go on our website. And Christine you can really build a model off of that if you want (multiple speakers).


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Does that co-mingle small group and individual? Or does it break it out?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Yes, it is. We do not break it out.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 But if the mix is then shifting towards individual, away from small group, wouldn't that skew those?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 That's why you have to look at the combined ratio, which we also show you there. The combined ratio is loss ratio and expense ratio. The group business has a much higher loss ratio and a much lower expense ratio, where the individual business has a much lower --.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Right, because you are paying like a 20 percent commission level first year for individual; and it declines to 10.


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 By the way, that is in the exact expense. We do not defer acquisition cost. There is no DAC on our books. So when you look at expenses it is fully expensed at the time we write the business. So there is no DAC accounting going on there. So when you look at our individual expense ratio it is the true expense ratio.


-------------------------------------------------------------------------------
 Christine Arnold  - Morgan Stanley - Analyst


 Okay, thank you.


-------------------------------------------------------------------------------
Operator


 John Rex, Bear Stearns.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Could you just tell us, exactly, of the 314,000 commercial members, how many of those are in Texas? I assume Texas is the vast majority of this 23 percent. Is that correct?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Just a second, John, we're looking it up on a chart. Just one second. It's about 28,000 commercial members in Texas.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Okay, 28; and then is Arizona the next biggest? Is that fair?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Yes.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 How much there?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 About 13,000.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 I presume after that, it drops off significantly. Is that fair?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 There is good membership in Oklahoma; and also in Colorado. So it is a pretty good mix across at least 5 of our 8 states.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Right. Okay, does this do anything for you in Oklahoma in terms of the issues that have been going on there?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 What issues are you referring to?


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Provider network stuff?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 The only provider network issue I'm aware of in Oklahoma was an M+C provider issue, where one of our major provider systems decided to establish -- I believe in Oklahoma City -- its own independent Medicare HMO.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 That is what I was referring to.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I don't think there is any tie-in here. What I would suggest is I don't have the number with me today, but our market share in Oklahoma is bigger than many of you might think. I am just delighted to pick up 28,000 or whatever the final number is of additional members in Oklahoma. I think that that market presence will help us out, particularly with the brokerage community there, as we become a bigger player going forward.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Okay. Just as we are thinking about it, if you could give us a similar number for Wisconsin and Georgia in terms of current membership?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Hold on. It is about 15, 16,000 in Wisconsin; and Georgia is about 30 to 32,000.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Okay. From a regulatory process, are you assuming that in these other markets it is just kind of a routine thing for the DOIs, when you move beyond Wisconsin and Georgia? That it will not need approval at all? Is that what you were saying?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think the way it works is we have got to get approval of the domiciliary states in which AMS operates; and that is principally Wisconsin, with actually a relatively very small operation that is sitused in Georgia. In the other states it is a matter of product filings and approval of individual product forms and pricing. We do that and AMS does that as a matter of everyday course of business.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 So, what are -- I just want to make sure I have it correctly -- let's say the top, the 3 biggest markets for AMZ stand-alone right now in terms of membership?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Stand-alone it would be Michigan, Illinois, and Florida.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Can you just give me those numbers?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 You're taxing my math skills, John. We've got about 38,000 in Michigan; 34,000 in Florida; and Illinois (multiple speakers) is about 37, 38,000.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Is Florida all individual?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Yes.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 But you will have to do -- in all 33, 34 jurisdictions you will be having to file for approval?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 No, AMS will continue to operate as they do under their current policy forms and current pricing that they filed with the regulator. So it is really just business as usual for AMS in those states.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Okay. Also, could you remind us maybe -- and break it down between individual and small group -- of the current retention rates on that membership?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Are you asking AMS?


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 AMS.


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 I really don't have those off the top of my head; except to say that the individual business is about 3.5 percent a month, I think. Something like that. People buy individual health insurance and then get a job, or go on their parents' health insurance, or get college insurance, or whatever. The group is slightly less than that.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think that is very consistent with industry average. There is usually in small group about -- our retention rate annually is 75 percent. So every 4 years you are turning over the portfolio. Now, the big wildcard here is, as we introduce our self-directed health plan, where the employee or the individual would be giving up unused amounts in their spending account, that might very well increase retention.

But the proof of the pudding is in the eating, guys. We are just going to have to see how that plays out. But the retention in this Company is very consistent with industry standards for this type of customer segment.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 But it is 3.5 percent attrition a month in the individual, is what you see?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Probably 2 percent a month in small group.


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 That is pretty normal across the sector.


-------------------------------------------------------------------------------
 John Rex  - Bear Stearns - Analyst


 Okay. All right, thank you.


-------------------------------------------------------------------------------
Operator


 Eric Veiel, Wachovia.


-------------------------------------------------------------------------------
Eric Veiel  - Wachovia Securities - Analyst


Just a couple of questions, I think these are mostly for Greg. What are you guys assuming in terms of amortization of intangibles on an annualized basis?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 We about built just less than about $6 million of incremental amortization of intangibles into the model going forward.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 That is on an annual number?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 Yes.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 The difference in the interest rate on the 150 million portion of the term debt that you're refinancing, what is the difference there?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 We are expecting that we will be able to lower our overall financing costs going forward due to some of the positive rating action that we have seen out of both Moody's and S&P here. So, our expectation right now is that we should -- and it is an expectation -- we should do no worse than say, LIBOR plus 175 on that facility; and hopefully even better.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 So LIBOR plus 175 on the full 550?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 Yes.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 Okay. In terms of the synergy on the pharmacy side, AMZ uses which PBM now? And when will that transition over to Prescription Solutions?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 They use Express Scripts right now, and that is one of the integration issues that we're going to be wrestling with as soon as the deal closes.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 It will happen no further out than about 2 years, which I believe is the remaining terms of the Express Scripts contract. We will be very focused on opportunities to find a way to do it earlier if we can.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 Is the pharmacy spend as a percentage of medical costs at AMZ typical to the industry? Around 15 percent, something like that?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Yes. In fact you've hit the nail pretty much on the head.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 Just a final question, to make sure I understand how this is going to look when it is done. Are you guys moving the PacifiCare individual and small group business to the AMZ platform? It doesn't sound like you're moving the AMZ off of their platform. Are you just keeping them on their own platforms and there is just going to be no platform integration here?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 No. First of all for the time being, AMZ business stays on its platform. I think we will, as we get closer to the close date and have a more detailed operation synergy plan, we will come up with more specific objectives. First to look at whether it makes the best sense for new individual and small group business that PacifiCare would solicit to be written on AMS paper.

We also will be looking at the feasibility of installing PacifiCare's system in the physical operations center at AMS, so that they could either toggle back and forth on the computer between their own claims system and process, as well as access PacifiCare's computer systems. So there is no major systems conversion planned in the short-term here whereby there would be a migration of 400,000 members off of our PPO system and onto AMS's day one.

I think the most important thing will be product integration; and leveraging the skills and ability and the scalable operation in Green Bay as a source for servicing our future growth. You should note -- Sam, you might want to comment on this in terms of the scalability of your operation in Green Bay.


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 I think we have said for some time that we believe that we could more than double our current membership and completely stay on our current systems and on our current bricks and mortar. We think it has probably more than doubled. So we've got a lot of leverage here on the expense line as far as filling up our building and using our systems. So we are pretty confident that we can really get some expense savings as we put scale in our building.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 So even if AMS continues to access and use PacifiCare's system for the PPO, we have an individual and small group business at PacifiCare that is growing over 100 percent a year. We can write the new business, and access it, and service it even through PacifiCare's system day one if we want; and just have the location for the claims and service activity be provided in the Green Bay location.

We're also really excited about the 24 by 7 customer service. As you recall, we were an industry leader in the last 2 years in extending customer service hours from 7 in the morning to 9 PM at night. That is very important to employers that are looking for improved productivity of employees. We have said, look, you can have your employees call us on our dime, not yours. So if we can tie in the customer service at the efficiency that AMS has, 24 by 7, I think that gives us an extremely competitive service platform for our small group customers. So, the point here is, we don't have to make a major systems change, don't contemplate making a major systems change at all, to make the synergies work.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 I won't pretend to have encyclopedic knowledge of AMZ by any stretch, but just from the Q most recently it sounds like you guys are in the process of going through some kind of a system software upgrade that is I think going to stretch out at least through '04 and beyond. How does that tie into everything that we just talked about?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 We're constantly spending money investing in our systems. We're always looking ahead 2 or 3 years. Having invested in systems for 30-something years, you never do them when you have a gun to your head. You always do them when you have plenty of time to get them done. And we've got ourselves plenty of time. Our current systems are totally scalable, and we don't see any major systems conversions in the next year or so.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 We will be doing things in bite-size chunks, Eric, is the best way to describe it. I think it look at the history of our industry, managed care companies that have done things in bite-sized manageable chunks over a period of years are those that have the most successful continuity of quality and customer service and operations.


-------------------------------------------------------------------------------
 Eric Veiel  - Wachovia Securities - Analyst


 Great, thank you.


-------------------------------------------------------------------------------
Operator


 Matthew Borsch, Goldman Sachs.


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 I just wanted to ask a follow-up question on the excess cash. Greg, I think you had mentioned 100 million in excess cash by your analysis at AMZ. Is that primarily in the United Wisconsin regulated subsidiary?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 It is indeed, yes.


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 Maybe if I could ask Sam a question on that, which is, I note you guys have been running at a very high RBC ratio in that market for quite a while. Why is it that you haven't dividended more up to the parent at an earlier point? Do you anticipate that you would have any issues in doing that?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 We have been doing some dividend. We are kind of taking out what Wisconsin allows us to take out, without actually any questions. We will just continue to do that.


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 I think the real issue is what I pointed to before, Matt. That we're not necessarily looking immediately to sort of grab hold of that cash. But it is an excellent growth platform. So as we are able to add new business, as Howie indicates, to the United Wisconsin platform, it comes free of the capital expenditure load of having to build RBC as you grow the business.

So we're looking at it as an asset that in essence is avoided capital expenditure in the future, more than sort of reaching in and trying to grab that cash immediately.


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 Got it. That makes sense. Follow-up question on the customer segments and market conditions. You know, you guys have obviously very much been stressing the individual and small group opportunity here. Sam, I know that your company has commented on seeing more aggressive rate action on the large group side of the business.

With all of this commentary, what is the future for the large group side of the business? Maybe Greg or Howie could comment on what you guys are seeing there.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 If you're talking about large group as opposed to small groups, you're talking about accounts at least over 250 and possibly over 50 members?


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 Okay.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I just want, definitionally, which group (multiple speakers)?


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 Sure, we can work with that definition.


-------------------------------------------------------------------------------
Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO



I think we have seen probably, out of all the customer segments at PacifiCare that we deal in -- in our 8 states in any event -- the most, the highest degree of price competition in the midsized to mid-large segment. That would be members between 250 and 2,500 members. Sometimes some people might define that as has as 10,000 members. But that is where we have seen the greatest price competition, the most negotiation, and frankly at times, the sloppiest underwriting from our competitors.

I think in the very large jumbo accounts and national accounts, as I've said before on the earnings call, it has always been price competitive, thinner margins, but the national benefit consultants tend to keep the alliance on the stool and keep everything operating within an appropriate band and range.

In the individual and small group area, you do file rates. So you have to stay in the process of underwriting and offering the products in (inaudible) within your rate bands that you filed for approval with the state regulators. So you don't see as much variability there either.

So where we have seen the biggest price competition and occasionally aggressiveness by a carrier is in that mid-large segment. It's also a segment where as analysts you guys don't get to do your own surveys or have access to credible enough data to see what is going on on a carrier by carrier basis.


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 Right. That makes sense. Maybe turning back to the individual and small group and the HSA opportunity, Sam, what are you guys seeing in terms of new entrants trying to leverage the HSA product opportunity? I guess I would be referring to companies like Assurant, the Florida spin-off, and now I guess this company UCI that bought Health Market is going to have a go at it as well. Are you seeing many new entrants in your markets?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 Assurant was a player in the MSA business as well, so they segued into the HSA business fairly quickly. Actually they have done a lot of -- they spent a lot of money educating brokers, for which we are thankful. Really I would say they have been the most aggressive. Golden Rule of course is in that business, but they are not a new entrant. I would say that Assurant is not either.

The Blues have been rather slow to get into the market. Humana is not in the HSA business yet. So I still think we were -- one of our strategies is always to try to be early to market with stuff. And we have been. We will see now over the next year. I think there is a huge opportunity in the HSA business.


-------------------------------------------------------------------------------
 Matthew Borsch  - Goldman Sachs - Analyst


 Okay, great. Thank you.


-------------------------------------------------------------------------------
Operator


 Charles Boorady, Smith Barney.


-------------------------------------------------------------------------------
 Steven Wall  - Smith Barney - Analyst


 This is Steven Wall calling on behalf of Charles. Just a housekeeping item on the deal. Is there a collar on the transaction? What is the breakup fee, if there is any?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 I would say that there is no collar on the fees. This is a straight cash transaction at $32.75, and we have I think a market standard breakup fee in the documentation.


-------------------------------------------------------------------------------
 Steven Wall  - Smith Barney - Analyst


 Okay. Sorry if I missed that earlier, Greg. You mentioned the $20 million in total synergies before. Is that already included in your net income guidance?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 No. As I indicated, very little of the synergies are really run through the guidance. Because I think as you start to run your models you will see that if you look at AMS standalone and you look at the net income power that they bring as a stand-alone Company, factor out some relatively modest integration costs and our financing costs, you can pretty easily get to our guidance with a minimal amount of help from synergies.


-------------------------------------------------------------------------------
 Steven Wall  - Smith Barney - Analyst


 Okay, great. Thank you.


-------------------------------------------------------------------------------
Operator


 Ed Kroll, SG Cowen.


-------------------------------------------------------------------------------
 Ed Kroll  - SG Cowen - Analyst


 Just to follow-up on AMS's PBM vendor and what your plans are there, is it possible you would just dislodge their PBM vendor and load them onto Prescription Solutions before that 2-year time frame?


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think, Ed, we would have to do a more careful review of the contract. Certainly from our point of view, the sooner we can make the transition the better. But there is no such thing is a free lunch. We will do what is economically in the best interest of our shareholders.

But there is no question that once the contract reaches its natural maturity, we will be transitioning this business over to Prescription Solutions.


-------------------------------------------------------------------------------
 Ed Kroll  - SG Cowen - Analyst


 Okay, thanks for that. In changing your guidance, for '05, is there any other event you are factoring in, other than the accretion from AMS? The positive debt rating change you had, I think it was last week; any other changes? Or is the change in the guidance solely related to acquiring AMS?


-------------------------------------------------------------------------------
Greg Scott  - PacifiCare Health Systems - EVP and CFO


The guidance change that we've given obviously is conditional upon closing, number 1, but it represents no other change in our fundamental thinking in terms of '05 guidance.


-------------------------------------------------------------------------------
 Ed Kroll  - SG Cowen - Analyst


 Okay, great. Thank you.


-------------------------------------------------------------------------------
Operator


 Scott Fidel, J.P. Morgan.


-------------------------------------------------------------------------------
 Scott Fidel  - JP Morgan - Analyst


 Good morning. I just wanted to follow up on the specialty businesses. You mentioned the PBM. But also if you could just talk about how quickly you could transition AMZ's dental, vision, and behavioral health units onto PacifiCare's platforms?


-------------------------------------------------------------------------------
 Greg Scott  - PacifiCare Health Systems - EVP and CFO


 I think we're very excited about some of the dental products that Sam has in the mix of business, and we look at possibly piggybacking off of some of his product designs in our own offerings and in our core 8 states. I think the integration of the 2 dental businesses will be something that can be done very quickly.

And to the extent that behavioral services are covered under the benefit offerings in the AMZ products, they will immediately be taken over by and managed by our behavioral health organization. So, those look to me to be very easily accomplished integration issues.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Bear in mind both our dental and behavioral businesses have stand-alone and independent IT claims operations. So the movement of business from one Company to the other wouldn't be dependent upon having to change the core med-surg claims operation. Also, both our dental and vision and behavioral businesses IT platforms derive from a common software vendor that AMZ uses.

I just think we need to do a little bit more homework on the details of that integration. We are not there yet. As I said before and Sam has reiterated, we're going to be smart, and we are going to do what is best interest of our shareholders, and move prudently and under controlled and bite-sized chunks on this stuff.


-------------------------------------------------------------------------------
 Scott Fidel  - JP Morgan - Analyst


 On a similar vein, just thinking about with the medical management and specifically disease management operations at both Companies, have you thought about how you can integrate those? Also, does American Medical outsource at this point for disease management services? Or do you manage most of that internally at this point?


-------------------------------------------------------------------------------
 Sam Miller  - American Medical Security Group - President and CEO


 We have some outside vendors, but we did most of it internally ourselves. We have a fairly sophisticated medical management operation and spend a lot of time working on that area.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 I think for now you should assume that the medical management piece stays in place. We will take a look at extending our disease management programs for those with long-term conditions. We will look at our ability to extend that through PacifiCare's platform.


-------------------------------------------------------------------------------
 Scott Fidel  - JP Morgan - Analyst


 Okay. Thank you.


-------------------------------------------------------------------------------
 Howie Phanstiel  - PacifiCare Health Systems - Chairman and CEO


 Operator, if there are no further questions I want to thank everybody for joining the call. We will see you at the third-quarter earnings season.




-------------------------------------------------------------------------------

Disclaimer

Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

(C) 2004, Thomson StreetEvents All Rights Reserved.


-------------------------------------------------------------------------------